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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 16, 2005



                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                   000-21139                   38-3185711
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)



                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)
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ITEM 8.01 OTHER EVENTS.

At a regularly scheduled meeting of the Board of Directors on November 16, 2005, Mr. Scott D. Rued resigned from the Board of Directors of the Company and his position as Chairman of the Board. Mr. Rued served as the Company's Chairman of the Board since April 2002. Prior to his resignation, Mr. Rued also served as the Chairman of the Executive Committee of the Board.

The Board elected Mr. Lawrence A. Denton, the Company's current President, Chief Executive Officer and a director, to serve as Chairman of the Board. Mr. Denton joined the Company as President, Chief Executive Officer and a director in January 2003. In addition, the Board elected Mr. James O. Futterknecht, Jr. as Chairman of the Board's Executive Committee and as the Board's presiding independent director. Mr. Futterknecht has served as a director of the Company since May 1999. In light of these new responsibilities, Mr. Futterknecht resigned from his position as Chairman of the Audit Committee and the Board elected Mr. Nick G. Preda as his successor to that position. Mr. Preda has served as a director of the Company since March 2005.

On November 18, 2005, Dura Automotive Systems, Inc. issued a press release announcing the resignation of Mr. Rued and the election of Mr. Denton as the Chairman of the Board and the election of Mr. Futterknecht as the Board's presiding independent director. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) None

    (b) None

    (c) Exhibits

    99.1 Dura Automotive Systems, Inc. Press Release dated November 18, 2005 Relating to the resignation of Mr. Scott D. Rued and the election of Mr. Denton as the Chairman of the Board.


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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 18, 2005.

                                    DURA AUTOMOTIVE SYSTEMS, INC.


                                    /s/ Keith R. Marchiando
                                    --------------------------------------------

Date: November 18, 2005             By: Keith R. Marchiando
                                    Its: Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)



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                                  EXHIBIT INDEX

99.1 Dura Automotive Systems, Inc. Press Release dated November 18, 2005 Relating to the resignation of Mr. Scott D. Rued and the election of Mr. Denton as Chairman of the Board.


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